UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported):  July 26, 2004


                        FIRST FRANKLIN MORTGAGE LOAN TRUST
           Mortgage Pass-Through Certificates, Series 2004-FFA Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-106925-27     54-2147308
Pooling and Servicing Agreement)      (Commission       54-2147309
(State or other                       File Number)      54-2147310
jurisdiction                                             IRS EIN
of Incorporation)




       c/o Wells Fargo Bank, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000


       (Former name or former address, if changed since last report)


ITEM 5.  Other Events

 On July 26, 2004 a distribution was made to holders of FIRST FRANKLIN MORTGAGE LOAN TRUST, Mortgage Pass-Through Certificates, Series 2004-FFA Trust.



ITEM 7.  Financial Statements and Exhibits

      (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number               Description

           EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates,
                                        Series 2004-FFA Trust, relating to the
                                        July 26, 2004 distribution.

           EX-99.2                      Murrayhill Credit Risk Manager Report


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        FIRST FRANKLIN MORTGAGE LOAN TRUST
           Mortgage Pass-Through Certificates, Series 2004-FFA Trust

              By:    Wells Fargo Bank, N.A. as Securities Administrator
              By:   /s/   Beth Belfield as Assistant Vice President
              By:    Beth Belfield as Assistant Vice President

              Date:  7/28/04
                                INDEX TO EXHIBITS


Exhibit Number            Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2004-FFA Trust, relating to the July 26, 2004 distribution.

EX-99.2                   Murrayhill Credit Risk Manager Report



                   EX-99.1

First Franklin Mortgage Loan Trust
Mortgage Pass-Through Certificates



Record Date:             6/30/04
Distribution Date:       7/26/04


FFM  Series: 2004-FFA

Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660








                                          Certificateholder Distribution Summary

                             Certificate    Certificate                  Beginning
                             Class          Pass-Through               Certificate           Interest          Principal
Class             CUSIP      Description    Rate                            Balance       Distribution       Distribution

     A-SIO       32027NFP1              SEN             0.25000%               0.00          92,657.71               0.00
      A-1        32027NFM8              SEN             1.50000%     368,788,051.40         476,351.23      16,025,881.75
      A-2        32027NFN6              SEN             4.60000%      47,032,000.00         180,289.33               0.00
      M1A        32027NFQ9              SEN             1.84000%      17,984,000.00          28,494.65               0.00
     M1-F        32027NFR7              SEN             4.43800%      17,984,000.00          66,510.83               0.00
     M2-A        32027NFS5              SEN             2.40000%      16,158,000.00          33,393.20               0.00
     M2-F        32027NFT3              SEN             4.61700%      16,158,000.00          62,167.90               0.00
     M3-A        32027NFU0              SEN             2.85000%       9,835,000.00          24,136.73               0.00
     M3-F        32027NFV8              SEN             4.88800%       9,835,000.00          40,061.23               0.00
      M4         32027NFW6              SEN             3.00000%       7,025,000.00          18,147.92               0.00
      M5         32027NFX4              SEN             5.00000%       8,430,000.00          35,125.00               0.00
      M6         32027NFY2              SEN             5.00000%      10,397,000.00          43,320.83               0.00
      R1         FFM4FFAR1              SEN             0.00000%               0.00               0.00               0.00
      R2         FFM4FFAR2              SEN             0.00000%               0.00               0.00               0.00
       X         FFM04FFAX              SEN             0.00000%       2,251,111.09       1,908,248.97               0.00
       P         FFM04FFAP              SEN             0.00000%             100.00         527,913.44               0.00
Totals                                                               531,877,262.49       3,536,818.97      16,025,881.75

                     Certificateholder Distribution Summary (continued)

                          Current             Ending                            Cumulative
                         Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

A-SIO                         0.00               0.00          92,657.71               0.00
A-1                           0.00     352,762,169.65      16,502,232.98               0.00
A-2                           0.00      47,032,000.00         180,289.33               0.00
M1A                           0.00      17,984,000.00          28,494.65               0.00
M1-F                          0.00      17,984,000.00          66,510.83               0.00
M2-A                          0.00      16,158,000.00          33,393.20               0.00
M2-F                          0.00      16,158,000.00          62,167.90               0.00
M3-A                          0.00       9,835,000.00          24,136.73               0.00
M3-F                          0.00       9,835,000.00          40,061.23               0.00
M4                            0.00       7,025,000.00          18,147.92               0.00
M5                            0.00       8,430,000.00          35,125.00               0.00
M6                            0.00      10,397,000.00          43,320.83               0.00
R1                            0.00               0.00               0.00               0.00
R2                            0.00               0.00               0.00               0.00
X                             0.00       2,251,111.09       1,908,248.97               0.00
P                             0.00             100.00         527,913.44               0.00
Totals                        0.00     515,851,380.74      19,562,700.72               0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

A-SIO                         0.00                 0.00               0.00              0.00             0.00           0.00
A-1                 398,929,000.00       368,788,051.40               0.00     16,025,881.75             0.00           0.00
A-2                  47,032,000.00        47,032,000.00               0.00              0.00             0.00           0.00
M1A                  17,984,000.00        17,984,000.00               0.00              0.00             0.00           0.00
M1-F                 17,984,000.00        17,984,000.00               0.00              0.00             0.00           0.00
M2-A                 16,158,000.00        16,158,000.00               0.00              0.00             0.00           0.00
M2-F                 16,158,000.00        16,158,000.00               0.00              0.00             0.00           0.00
M3-A                  9,835,000.00         9,835,000.00               0.00              0.00             0.00           0.00
M3-F                  9,835,000.00         9,835,000.00               0.00              0.00             0.00           0.00
M4                    7,025,000.00         7,025,000.00               0.00              0.00             0.00           0.00
M5                    8,430,000.00         8,430,000.00               0.00              0.00             0.00           0.00
M6                   10,397,000.00        10,397,000.00               0.00              0.00             0.00           0.00
R1                            0.00                 0.00               0.00              0.00             0.00           0.00
R2                            0.00                 0.00               0.00              0.00             0.00           0.00
X                     2,251,111.09         2,251,111.09               0.00              0.00             0.00           0.00
P                           100.00               100.00               0.00              0.00             0.00           0.00
Totals              562,018,211.09       531,877,262.49               0.00     16,025,881.75             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                                               Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A-SIO                         0.00                 0.00       0.00000000                0.00
 A-1                  16,025,881.75       352,762,169.65       0.88427307       16,025,881.75
 A-2                           0.00        47,032,000.00       1.00000000                0.00
 M1A                           0.00        17,984,000.00       1.00000000                0.00
 M1-F                          0.00        17,984,000.00       1.00000000                0.00
 M2-A                          0.00        16,158,000.00       1.00000000                0.00
 M2-F                          0.00        16,158,000.00       1.00000000                0.00
 M3-A                          0.00         9,835,000.00       1.00000000                0.00
 M3-F                          0.00         9,835,000.00       1.00000000                0.00
 M4                            0.00         7,025,000.00       1.00000000                0.00
 M5                            0.00         8,430,000.00       1.00000000                0.00
 M6                            0.00        10,397,000.00       1.00000000                0.00
 R1                            0.00                 0.00       0.00000000                0.00
 R2                            0.00                 0.00       0.00000000                0.00
 X                             0.00         2,251,111.09       1.00000000                0.00
 P                             0.00               100.00       1.00000000                0.00

 Totals               16,025,881.75       515,851,380.74       0.91785528       16,025,881.75

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A-SIO                             0.00         0.00000000        0.00000000         0.00000000         0.00000000
A-1                     398,929,000.00       924.44533087        0.00000000        40.17226562         0.00000000
A-2                      47,032,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M1A                      17,984,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M1-F                     17,984,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2-A                     16,158,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2-F                     16,158,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3-A                      9,835,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3-F                      9,835,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M4                        7,025,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M5                        8,430,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M6                       10,397,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
R1                                0.00         0.00000000        0.00000000         0.00000000         0.00000000
R2                                0.00         0.00000000        0.00000000         0.00000000         0.00000000
X                         2,251,111.09      1000.00000000        0.00000000         0.00000000         0.00000000
P                               100.00       100.00000000        0.00000000         0.00000000         0.00000000

(2) All Classes are per $1,000 denomination except Class P which is per $100.00 denomination




                                Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

A-SIO                   0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
A-1                     0.00000000        40.17226562       884.27306526        0.88427307        40.17226562
A-2                     0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M1A                     0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M1-F                    0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2-A                    0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2-F                    0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3-A                    0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3-F                    0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M6                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
R1                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
R2                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
X                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
P                       0.00000000         0.00000000       100.00000000        1.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A-SIO                         0.00         0.25000%     430,410,000.00          92,657.71              0.00               0.00
A-1                 398,929,000.00         1.50000%     368,788,051.40         476,351.23              0.00               0.00
A-2                  47,032,000.00         4.60000%      47,032,000.00         180,289.33              0.00               0.00
M1A                  17,984,000.00         1.84000%      17,984,000.00          28,494.65              0.00               0.00
M1-F                 17,984,000.00         4.43800%      17,984,000.00          66,510.83              0.00               0.00
M2-A                 16,158,000.00         2.40000%      16,158,000.00          33,393.20              0.00               0.00
M2-F                 16,158,000.00         4.61700%      16,158,000.00          62,167.91              0.00               0.00
M3-A                  9,835,000.00         2.85000%       9,835,000.00          24,136.73              0.00               0.00
M3-F                  9,835,000.00         4.88800%       9,835,000.00          40,061.23              0.00               0.00
M4                    7,025,000.00         3.00000%       7,025,000.00          18,147.92              0.00               0.00
M5                    8,430,000.00         5.00000%       8,430,000.00          35,125.00              0.00               0.00
M6                   10,397,000.00         5.00000%      10,397,000.00          43,320.83              0.00               0.00
R1                            0.00         0.00000%               0.00               0.00              0.00               0.00
R2                            0.00         0.00000%               0.00               0.00              0.00               0.00
X                     2,251,111.09         0.00000%       2,251,111.09               0.00              0.00               0.00
P                           100.00         0.00000%             100.00               0.00              0.00               0.00
Totals              562,018,211.09                                           1,100,656.57              0.00               0.00


                                      Interest Distribution Statement (continued)

                                                                                   Remaining                Ending
                     Non-Supported                                   Total            Unpaid          Certificate/
                          Interest           Realized             Interest          Interest              Notional
 Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


 A-SIO                         0.00               0.00            92,657.71              0.00        430,410,000.00
 A-1                           0.01               0.00           476,351.23              0.00        352,762,169.65
 A-2                           0.00               0.00           180,289.33              0.00         47,032,000.00
 M1A                           0.00               0.00            28,494.65              0.00         17,984,000.00
 M1-F                          0.00               0.00            66,510.83              0.00         17,984,000.00
 M2-A                          0.00               0.00            33,393.20              0.00         16,158,000.00
 M2-F                          0.00               0.00            62,167.90              0.00         16,158,000.00
 M3-A                          0.00               0.00            24,136.73              0.00          9,835,000.00
 M3-F                          0.00               0.00            40,061.23              0.00          9,835,000.00
 M4                            0.00               0.00            18,147.92              0.00          7,025,000.00
 M5                            0.00               0.00            35,125.00              0.00          8,430,000.00
 M6                            0.00               0.00            43,320.83              0.00         10,397,000.00
 R1                            0.00               0.00                 0.00              0.00                  0.00
 R2                            0.00               0.00                 0.00              0.00                  0.00
 X                             0.00               0.00         1,908,248.97              0.00          2,251,111.09
 P                             0.00               0.00           527,913.44              0.00                100.00
 Totals                        0.01               0.00         3,536,818.97              0.00

 (4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
     Please Refer to the Prospectus Supplement for a Full Description.




                                               Interest Distribution Factors Statement
                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


A-SIO                           0.00         0.25000%       965.04484305        0.20775271         0.00000000         0.00000000
A-1                   398,929,000.00         1.50000%       924.44533087        1.19407521         0.00000000         0.00000000
A-2                    47,032,000.00         4.60000%      1000.00000000        3.83333326         0.00000000         0.00000000
M1A                    17,984,000.00         1.84000%      1000.00000000        1.58444451         0.00000000         0.00000000
M1-F                   17,984,000.00         4.43800%      1000.00000000        3.69833352         0.00000000         0.00000000
M2-A                   16,158,000.00         2.40000%      1000.00000000        2.06666667         0.00000000         0.00000000
M2-F                   16,158,000.00         4.61700%      1000.00000000        3.84750031         0.00000000         0.00000000
M3-A                    9,835,000.00         2.85000%      1000.00000000        2.45416675         0.00000000         0.00000000
M3-F                    9,835,000.00         4.88800%      1000.00000000        4.07333299         0.00000000         0.00000000
M4                      7,025,000.00         3.00000%      1000.00000000        2.58333381         0.00000000         0.00000000
M5                      8,430,000.00         5.00000%      1000.00000000        4.16666667         0.00000000         0.00000000
M6                     10,397,000.00         5.00000%      1000.00000000        4.16666635         0.00000000         0.00000000
R1                              0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000
R2                              0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000
X                       2,251,111.09         0.00000%      1000.00000000        0.00000000         0.00000000         0.00000000
P                             100.00         0.00000%       100.00000000        0.00000000         0.00000000         0.00000000

(2) All Classes are per $1,000 denomination except Class P which is per $100.00 denomination


                                 Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A-SIO                   0.00000000         0.00000000         0.20775271        0.00000000       965.04484305
A-1                     0.00000003         0.00000000         1.19407521        0.00000000       884.27306526
A-2                     0.00000000         0.00000000         3.83333326        0.00000000      1000.00000000
M1A                     0.00000000         0.00000000         1.58444451        0.00000000      1000.00000000
M1-F                    0.00000000         0.00000000         3.69833352        0.00000000      1000.00000000
M2-A                    0.00000000         0.00000000         2.06666667        0.00000000      1000.00000000
M2-F                    0.00000000         0.00000000         3.84749969        0.00000000      1000.00000000
M3-A                    0.00000000         0.00000000         2.45416675        0.00000000      1000.00000000
M3-F                    0.00000000         0.00000000         4.07333299        0.00000000      1000.00000000
M4                      0.00000000         0.00000000         2.58333381        0.00000000      1000.00000000
M5                      0.00000000         0.00000000         4.16666667        0.00000000      1000.00000000
M6                      0.00000000         0.00000000         4.16666635        0.00000000      1000.00000000
R1                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
R2                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
X                       0.00000000         0.00000000       847.69204793        0.00000000      1000.00000000
P                       0.00000000         0.00000000    527913.44000000        0.00000000       100.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                                  CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                          CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00
Deposits
     Payments of Interest and Principal                                                               20,809,494.18
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                             (23,829.34)

     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                        20,785,664.84

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                            1,222,964.12
     Payment of Interest and Principal                                                                19,562,700.72
Total Withdrawals (Pool Distribution Amount)                                                          20,785,664.84


Ending Balance                                                                                                 0.00



                                                PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00

Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00





                                                             SERVICING FEES

Gross Servicing Fee                                                                                      221,615.81
Credit Risk Manager's Fee                                                                                  6,648.47
Pool Insurance Fee                                                                                       991,375.62
Securities Administrator Fee                                                                               3,324.22
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                      1,222,964.12




                                                             OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Financial Guaranty                                        0.00               0.00              0.00              0.00
Reserve Fund                                              0.00               0.00              0.00              0.00
Reserve Fund                                          1,000.00               0.00              0.00          1,000.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                           DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         10                     0                       0                       10
                                  385,850.14             0.00                    0.00                    385,850.14

30 Days   86                      0                      0                       0                       86
          3,736,838.68            0.00                   0.00                    0.00                    3,736,838.68

60 Days   33                      4                      0                       0                       37
          1,432,300.31            110,951.98             0.00                    0.00                    1,543,252.29

90 Days   54                      2                      0                       0                       56
          3,024,582.65            70,046.18              0.00                    0.00                    3,094,628.83

120 Days  1                       0                      0                       0                       1
          54,365.06               0.00                   0.00                    0.00                    54,365.06

150 Days  6                       0                      0                       0                       6
          269,888.66              0.00                   0.00                    0.00                    269,888.66

180+ Days 1                       0                      0                       0                       1
          40,254.26               0.00                   0.00                    0.00                    40,254.26

Totals    181                     16                     0                       0                       197
          8,558,229.62            566,848.30             0.00                    0.00                    9,125,077.92


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.094073%              0.000000%               0.000000%               0.094073%
                                  0.074766%              0.000000%               0.000000%               0.074766%

30 Days   0.809031%               0.000000%              0.000000%               0.000000%               0.809031%
          0.724082%               0.000000%              0.000000%               0.000000%               0.724082%

60 Days   0.310442%               0.037629%              0.000000%               0.000000%               0.348071%
          0.277535%               0.021499%              0.000000%               0.000000%               0.299034%

90 Days   0.507996%               0.018815%              0.000000%               0.000000%               0.526811%
          0.586069%               0.013573%              0.000000%               0.000000%               0.599642%

120 Days  0.009407%               0.000000%              0.000000%               0.000000%               0.009407%
          0.010534%               0.000000%              0.000000%               0.000000%               0.010534%

150 Days  0.056444%               0.000000%              0.000000%               0.000000%               0.056444%
          0.052296%               0.000000%              0.000000%               0.000000%               0.052296%

180+ Days 0.009407%               0.000000%              0.000000%               0.000000%               0.009407%
          0.007800%               0.000000%              0.000000%               0.000000%               0.007800%

Totals    1.702728%               0.150517%              0.000000%               0.000000%               1.853246%
          1.658317%               0.109837%              0.000000%               0.000000%               1.768154%



                                                            OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00


Class    M-1A             98,073,211.09      17.45018385%     98,073,211.09      19.01191210%        3.486275%         0.000000%
Class    M-1F             80,089,211.09      14.25028754%     80,089,211.09      15.52563666%        3.486275%         0.000000%
Class    M-2A             63,931,211.09      11.37529173%     63,931,211.09      12.39333914%        3.132298%         0.000000%
Class    M-2F             47,773,211.09       8.50029592%     47,773,211.09       9.26104162%        3.132298%         0.000000%
Class    M-4              21,078,211.09       3.75044984%     21,078,211.09       4.08610152%        1.361826%         0.000000%
Class    R-I               2,251,211.09       0.40055839%      2,251,211.09       0.43640691%        0.000000%         0.000000%
Class    R-II              2,251,211.09       0.40055839%      2,251,211.09       0.43640691%        0.000000%         0.000000%
Class    X                       100.00       0.00001779%            100.00       0.00001939%        0.436388%         0.000000%
Class    P                         0.00       0.00000000%              0.00       0.00000000%        0.000019%         0.000000%

Please Refer to the Prospectus Supplement for a Full Description of Loss Exposure






                                   COLLATERAL STATEMENT
 Collateral Description                                              Mixed Fixed & Arm

 Weighted Average Gross Coupon                                               9.604354%
 Weighted Average Net Coupon                                                 9.104354%
 Weighted Average Pass-Through Rate                                          6.860151%
 Weighted Average Maturity(Stepdown Calculation )                                  222
 Beginning Scheduled Collateral Loan Count                                      10,898

 Number Of Loans Paid In Full                                                      268
 Ending Scheduled Collateral Loan Count                                         10,630
 Beginning Scheduled Collateral Balance                                 531,877,262.49
 Ending Scheduled Collateral Balance                                    515,851,380.74
 Ending Actual Collateral Balance at 30-Jun-2004                        516,079,273.50
 Monthly P &I Constant                                                    4,560,721.62
 Special Servicing Fee                                                            0.00
 Prepayment Penalties                                                             0.00
 Realized Loss Amount                                                        23,829.34
 Cumulative Realized Loss                                                    23,829.34
 Ending Scheduled Balance for Premium Loans                             515,851,380.74
 Scheduled Principal                                                        303,773.83
 Unscheduled Principal                                                   15,722,107.92

 Pool Insurance claim payment received                                       $ 0.00

               Miscellaneous Reporting
   Targeted Overcollateralization Amount                         2,251,111.09
   Overcollateralization Deficiency Amount                          23,829.34
   Overcollateralization Amount                                  2,251,111.09
   Payments made by the Cap Provider                                     0.00


EX-99.2





theMurrayhillcompany

FFMLT 2004-FFA

Credit Risk Manager Report

June 2004


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.


                Table of Contents


Section One               Transaction Summary


Section Two               Prepayment Premium Analysis


Section Three             Loan-Level Report


Section Four              Mortgage Insurance Report


Section Five              Analytics


Section One
Transaction Summary


Section Two
Prepayment Premium Analysis


Reconciliation of Prepayment Premiums for FFMLT 2004-FFA
Mortgage Data Through: May 31, 2004




Section 1:  Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.
                                        Distribution Date
         Servicer      25-Jun-04       25-May-04       25-Apr-04      25-Mar-04
          Total         $316,320        $268,464        $153,580       $50,667




Section 2:  Prepayment premiums remitted with interest by the trustee.
            This information is taken from the statement to certificateholders prepared by the trustee.
                                        Distribution Date
           Class      25-Jun-04      25-May-04        25-Apr-04        25-Mar-04
           P Class    $318,113       $268,464         $153,580         $50,667

Section 3: Reconciliation of the amounts remitted by the servicers to the trustee, and the amount remitted with interest by the trustee.

             Amount remitted by servicers:                  $316,320
             Amount distributed:                            $318,113
             Difference:                                    -$1,794


Aggregate Paid-Off Loans Report for FFMLT 2004-FFA
Mortgage Data Through: May 31, 2004


Distribution Date                                                             Jun-04      May-04       Apr-04      Mar-04
Loans with Active Prepayment Flags that Remitted Premiums ( A )               144         129          68          29


Loans without Prepayment Flags that Remitted Premiums                         0           0            1           0
Total Loans that Remitted Premiums ( B )                                      144         129          69          29

Loans with Active Prepayment Flags ( C )                                      144         142          72          29

Loans without Prepayment Flags that Remitted Premiums                         0           0            1           0
Subtotal ( D )                                                                144         142          73          29

Premiums Remitted with Active Prepayment Flags (A/C)                          100.0%      90.8%        94.4%       100.0%


Total Loans that Remitted Premiums to the Subtotal (B/D )                     100.0%      90.8%        94.5%       100.0%

Total Paid-Off Loans ( E )                                                    175         179          116         43

Total Loans that Remitted Premiums to the Total Paid-Off Loans ( B/E )        82.3%       72.1%        59.5%       67.4%



Paid-Off Loans Report By Servicer for FFMLT 2004-FFA
Mortgage Data Through: May 31, 2004


Servicer:                                                                    Servicer 1            Servicer 2           Total
Loans with Active Prepayment Flags that Remitted Premiums ( A )              136                   8                    144

Loans without Prepayment Flags that Remitted Premiums                        0                     0                    0
Total Loans that Remitted Premiums ( B )                                     136                   8                    144

Loans with Active Prepayment Flags ( C )                                     136                   8                    144

Loans without Prepayment Flags that Remitted Premiums                        0                     0                    0
Subtotal ( D )                                                               136                   8                    144

Premiums Remitted with Active Prepayment Flags ( A/C )                       100.0%                100.0%               100.0%


Total Loans that Remitted Premiums to the Subtotal ( B/D )                   100.0%                100.0%               100.0%

Total Paid-Off Loans ( E )                                                   164                   15                   179
Total Loans that Remitted Premiums to the Total Paid-Off Loans ( B/E )       82.9%                 53.3%                80.4%



Paid-Off Loans Exception Report for FFMLT 2004-FFA
Mortgage Data Through: May 31, 2004


Servicer:                                                             Servicer 1         Servicer 2        Total
Total Paid-Off Loans with Flags                                       136                8                 144
Less Exceptions:
Loans with Expired Prepayment Clauses (as stated in the Note)*        0                  0                 0

Loans that Liquidated from REO*                                       0                  0                 0

Loans with Discrepancies between the Data File and the Note           0                  0                 0

Defaulted Liquidated Loans that Could Not Have Collected
                                                                      0                  0                 0
Premiums because of the Acceleration of the Debt*

Loans that Liquidated Through Loss Mitigation Efforts*                0                  0                 0
Total Paid-Off Loans with Active Prepayment Flags (C)                 136                8                 144


Other Exceptions:
Paid-Off Loans that Did Not Collect Premiums because of State
Statutes                                                              0               0                0

Paid-Off Loans with Active Prepayment Flags that Have Not
Remitted Premiums                                                     0               0                0

* These categories are mutually exclusive.


Paid-Off Loans With Prepayment Flags for FFMLT 2004-FFA
Mortgage Data Through: May 31, 2004


Loan number   Delinquency     Origination      PPP     Exp. Date     Payoff
              String           Date            Flag                  Balance

   4516650       CCC0           10/6/03         1         10/6/04    $124,572
   4507904       CCC0           5/20/03         2         5/20/05     $41,510
   4508657       CCC0           7/12/03         2         7/12/05     $46,075
   4509065       CCC0           7/23/03         2         7/23/05     $34,647
   4508900       CCC0           7/29/03         2         7/29/05     $18,896
   4508722       CCC0           7/29/03         2         7/29/05     $29,912
   4508087       CCC0           7/30/03         2         7/30/05    $101,008
   4508099       CCC0           8/1/03          2         8/1/05     $108,204
   4508398       CCC0           8/1/03          2         8/1/05      $65,481
   4508364       CCC0           8/4/03          2         8/4/05      $28,314
   4508800       CCC0           8/4/03          2         8/4/05      $84,368
   4508521       CCC0           8/4/03          2         8/4/05      $59,093
   4509015       CCC0           8/4/03          2         8/4/05      $14,914
   4508007       CCC0           8/5/03          2         8/5/05      $57,829
   4508752       CCC0           8/5/03          2         8/5/05      $54,605
   4508910       CCC0           8/6/03          2         8/6/05      $47,631
   4508347       CCC0           8/6/03          2         8/6/05      $27,730
   4507416       CCC0           8/8/03          2         8/8/05      $32,832
   4507970       CCC0           8/8/03          2         8/8/05      $32,832
   4507630       CC30           8/11/03         2         8/11/05     $63,831
   4507929       CCC0           8/11/03         2         8/11/05     $36,801
   4507663       CCC0           8/12/03         2         8/12/05     $40,005
   4508083       CCC0           8/12/03         2         8/12/05    $248,660
   4507610       CCC0           8/12/03         2         8/12/05     $50,739
   4508136       CCC0           8/13/03         2         8/13/05     $79,643
   4506989       CCC0           8/14/03         2         8/14/05     $91,368
   4507305       CCC0           8/14/03         2         8/14/05     $89,365
   4507683       CCC0           8/14/03         2         8/14/05     $83,850
   4507341       C6C0           8/14/03         2         8/14/05     $26,280
   4507285       CCC0           8/14/03         2         8/14/05     $83,423
   4506793       CCC0           8/15/03         2         8/15/05     $66,198
   4507459       CCC0           8/15/03         2         8/15/05     $20,903
   4507387       CCC0           8/18/03         2         8/18/05     $69,532
   4506699       CCC0           8/20/03         2         8/20/05     $85,696
   4509323       CCC0           8/20/03         2         8/20/05     $47,825
   4506792       CCC0           8/20/03         2         8/20/05     $58,742
   4509273       CCC0           8/20/03         2         8/20/05     $66,722
   4509969       CCC0           8/20/03         2         8/20/05     $79,723
   4510274       CCC0           8/23/03         2         8/23/05     $62,188
   4509362       CCC0           8/25/03         2         8/25/05     $58,050
   4508336       CCC0           8/26/03         2         8/26/05     $74,618
   4509257       CCC0           8/26/03         2         8/26/05     $47,193
   4506790       CCC0           8/26/03         2         8/26/05     $53,145
   4510295       CCC0           8/28/03         2         8/28/05     $38,567
   4511696       CCC0           9/2/03          2         9/2/05      $50,785
   4510927       CCC0           9/3/03          2         9/3/05      $51,843
   4513209       CCC0           9/3/03          2         9/3/05      $23,878
   4510810       CCC0           9/3/03          2         9/3/05      $43,434
   4509764       CCC0           9/4/03          2         9/4/05      $79,816
   4510972       CCC0           9/4/03          2         9/4/05      $44,885
   4509491       CCC0           9/4/03          2         9/4/05      $36,430
   4512952       CCC0           9/5/03          2         9/5/05      $84,781
   4512043       CCC0           9/5/03          2         9/5/05      $61,601
   4512586       CCC0           9/8/03          2         9/8/05      $31,028
   4511370       CCC0           9/8/03          2         9/8/05      $77,056
   4510080       CCC0           9/8/03          2         9/8/05      $65,735
   4509458       CCC0           9/8/03          2         9/8/05      $55,225
   4510956       CCC0           9/8/03          2         9/8/05      $61,904
   4510838       CCC0           9/8/03          2         9/8/05      $51,779
   4512835       CCC0           9/8/03          2         9/8/05      $99,578
   4509834       CCC0           9/9/03          2         9/9/05      $48,295
   4512066       CCC0           9/9/03          2         9/9/05      $41,903
   4512761       CCC0           9/9/03          2         9/9/05      $54,507
   4511123       CCC0           9/9/03          2         9/9/05      $21,934
   4511185       CCC0           9/10/03         2         9/10/05     $66,254
   4513224       CCC0           9/10/03         2         9/10/05     $60,019
   4510435       CCC0           9/10/03         2         9/10/05     $51,826
   4512082       CCC0           9/10/03         2         9/10/05     $70,884
   4510235       CCC0           9/10/03         2         9/10/05     $72,419
   4509832       CCC0           9/10/03         2         9/10/05     $59,747
   4513130       CCC0           9/11/03         2         9/11/05     $29,136
   4511920       CCC0           9/11/03         2         9/11/05     $63,453
   4516451       CCC0           9/11/03         2         9/11/05     $68,750
   4511863       CCC0           9/12/03         2         9/12/05     $29,880
   4512330       CCC0           9/12/03         2         9/12/05     $75,675
   4512253       CCC0           9/12/03         2         9/12/05     $54,667
   4511117       CCC0           9/12/03         2         9/12/05     $64,725
   4510168       CCC0           9/16/03         2         9/16/05     $70,817
   4511008       CCC0           9/16/03         2         9/16/05     $57,410
   4512370       CCC0           9/16/03         2         9/16/05     $62,718
   4510062       CCC0           9/17/03         2         9/17/05     $54,447
   4512824       CCC0           9/17/03         2         9/17/05     $47,889
   4510827       CCC0           9/18/03         2         9/18/05     $43,434
   4510922       CCC0           9/18/03         2         9/18/05     $60,291
   4509585       CCC0           9/19/03         2         9/19/05     $40,710
   4510128       CCC0           9/19/03         2         9/19/05     $45,096
   4511405       CCC0           9/19/03         2         9/19/05     $50,271
   4511236       CCC0           9/22/03         2         9/22/05     $50,375
   4510755       CCC0           9/22/03         2         9/22/05     $26,784
   4512758       CCC0           9/22/03         2         9/22/05     $53,964
   4510005       CCC0           9/23/03         2         9/23/05     $80,803
   4512992       CCC0           9/23/03         2         9/23/05     $89,799
   4516594       CCC0           9/24/03         2         9/24/05    $112,476
   4509590       CCC0           9/24/03         2         9/24/05     $75,142
   4512271       CCC0           9/24/03         2         9/24/05    $111,625
   4511477       CCC0           9/24/03         2         9/24/05     $62,753
   4513896       CCC0           9/24/03         2         9/24/05     $28,889
   4511648       CCC0           9/24/03         2         9/24/05     $70,696
   4510375       CCC0           9/24/03         2         9/24/05     $18,555
   4515428       CCC0           9/25/03         2         9/25/05     $44,891
   4512292       CCC0           9/25/03         2         9/25/05     $49,622
   4512145       CCC0           9/26/03         2         9/26/05     $61,952
   4512171       CCC0           9/26/03         2         9/26/05     $35,331
   4514548       CCC0           9/26/03         2         9/26/05     $47,797
   4512152       CCC0           9/26/03         2         9/26/05     $51,414
   4515831       CCC0           9/26/03         2         9/26/05     $57,941
   4514866       CCC0           9/29/03         2         9/29/05     $20,019
   4513407       CCC0           9/29/03         2         9/29/05     $47,062
   4514104       CCC0           9/29/03         2         9/29/05     $51,812
   4514951       CCC0           9/30/03         2         9/30/05     $29,934
   4514387       CCC0           10/1/03         2         10/1/05     $65,855
   4514446       CCC0           10/2/03         2         10/2/05     $66,763
   4516655       CCC0           10/2/03         2         10/2/05     $71,384
   4513486       CCC0           10/3/03         2         10/3/05     $18,158
   4516778       CCC0           10/6/03         2         10/6/05     $78,112
   4515701       CCC0           10/7/03         2         10/7/05     $85,690
   4508623       CCC0           10/7/03         2         10/7/05     $43,726
   4515822       CCC0           10/7/03         2         10/7/05     $49,902
   4513839       CCC0           10/8/03         2         10/8/05     $72,857
   4514563       CCC0           10/9/03         2         10/9/05     $65,730
   4517091       CCC0          10/10/03         2        10/10/05     $65,750
   4515029       CCC0          10/13/03         2        10/13/05     $56,784
   4513740       CCC0          10/14/03         2        10/14/05     $48,482
   4516644       CCC0          10/14/03         2        10/14/05     $35,134
   4514142       CCC0          10/14/03         2        10/14/05     $42,916
   4516388       CCC0          10/15/03         2        10/15/05     $45,896
   4514868       CCC0          10/15/03         2        10/15/05     $39,387
   4514840       CCC0          10/16/03         2        10/16/05     $37,876
   4514848       CCC0          10/16/03         2        10/16/05     $48,470
   4513939       CCC0          10/20/03         2        10/20/05     $44,582
   4514469       CCC0          10/21/03         2        10/21/05     $42,072
   4513470       CCC0          10/22/03         2        10/22/05     $79,211
   4514823       CCC0          10/23/03         2        10/23/05     $24,227
   4516409       CCC0          10/24/03         2        10/24/05     $67,680
   4515855       CCC0          10/24/03         2        10/24/05     $29,653
   4513446       CCC0          10/24/03         2        10/24/05     $33,099
   4506034       CCC0           12/2/02         2         12/2/04     $37,071
   4506134       C6F0           12/2/02         2         12/2/04     $63,654
   4506184       CCC0           12/4/02         2         12/4/04     $59,653
   4506042       CCC0          12/16/02         2        12/16/04     $33,996
   4506257       CCC0           1/2/03          2         1/2/05      $75,723
   4506241       CCC0           1/2/03          2         1/2/05     $105,823
   4506402       CCC0           1/22/03         2         1/22/05     $79,583
   4506332       CCC0           1/24/03         2         1/24/05     $38,011



Paid-Off Loans With Prepayment Flags for FFMLT 2004-FFA
Mortgage Data Through: May 31, 2004 (Cont.)



Loan Number      PPP Remitted          % of      PPP            PPP              Comments
                                    Premium to  Collected,     Collected,
                                     Payoff     w/Flag          No Flag
                                     Balance
   4516650         $4,422               4%
   4507904         $1,865               4%
   4508657         $1,534               3%
   4509065         $1,350               4%
   4508900          $651                3%
   4508722         $1,316               4%
   4508087         $3,481               3%
   4508099         $3,622               3%
   4508398         $2,258               3%
   4508364         $1,331               5%
   4508800         $2,823               3%
   4508521         $2,718               5%
   4509015          $150                1%
   4508007         $2,540               4%
   4508752         $2,511               5%
   4508910         $1,809               4%
   4508347         $1,303               5%
   4507416         $1,099               3%
   4507970         $1,099               3%
   4507630         $2,937               5%
   4507929         $1,233               3%
   4507663         $1,379               3%
   4508083         $8,071               3%
   4507610         $1,699               3%
   4508136         $3,103               4%
   4506989         $3,057               3%
   4507305         $3,079               3%
   4507683         $3,143               4%
   4507341         $1,209               5%
   4507285         $2,791               3%
   4506793         $2,964               4%
   4507459          $742                4%
   4507387         $2,709               4%
   4506699         $3,764               4%
   4509323         $1,912               4%
   4506792         $2,142               4%
   4509273         $2,501               4%
   4509969         $3,268               4%
   4510274         $2,143               3%
   4509362         $2,551               4%
   4508336         $2,496               3%
   4509257         $1,721               4%
   4506790         $2,072               4%
   4510295         $1,697               4%
   4511696         $1,750               3%
   4510927         $2,125               4%
   4513209          $240                1%
   4510810         $1,585               4%
   4509764         $3,669               5%
   4510972         $1,974               4%
   4509491         $1,330               4%
   4512952         $3,726               4%
   4512043         $2,062               3%
   4512586         $1,427               5%
   4511370         $2,576               3%
   4510080         $2,331               4%
   4509458         $1,906               3%
   4510956         $2,588               4%
   4510838         $1,786               3%
   4512835         $3,434               3%
   4509834         $1,664               3%
   4512066         $1,927               5%
   4512761         $1,825               3%
   4511123          $899                4%
   4511185         $2,217               3%
   4513224         $2,459               4%
   4510435         $2,021               4%
   4512082         $2,372               3%
   4510235         $3,330               5%
   4509832         $2,181               4%
   4513130         $1,369               5%
   4511920         $2,917               5%
   4516451         $2,578               4%
   4511863         $1,060               4%
   4512330         $3,374               4%
   4512253         $2,461               5%
   4511117         $2,232               3%
   4510168         $3,111               4%
   4511008         $2,583               4%
   4512370         $2,290               4%
   4510062         $2,449               4%
   4512824         $2,203               5%
   4510827         $1,585               4%
   4510922         $2,019               3%
   4509585         $1,571               4%
   4510128         $2,074               5%
   4511405          $504                1%
   4511236         $1,687               3%
   4510755          $956                4%
   4512758         $2,077               4%
   4510005         $3,636               4%
   4512992         $3,005               3%
   4516594         $4,105               4%
   4509590         $2,641               4%
   4512271         $4,350               4%
   4511477         $2,254               4%
   4513896         $1,054               4%
   4511648         $2,435               3%
   4510375          $186                1%
   4515428         $2,019               4%
   4512292         $2,181               4%
   4512145         $2,475               4%
   4512171         $1,377               4%
   4514548         $1,647               3%
   4512152         $2,263               4%
   4515831         $1,940               3%
   4514866          $710                4%
   4513407         $1,811               4%
   4514104         $1,787               3%
   4514951         $1,315               4%
   4514387         $2,893               4%
   4514446         $2,604               4%
   4516655         $3,156               4%
   4513486          $835                5%
   4516778         $2,852               4%
   4515701         $2,954               3%
   4508623         $1,464               3%
   4515822         $2,295               5%
   4513839         $3,351               5%
   4514563         $2,401               4%
   4517091         $2,200               3%
   4515029         $1,900               3%
   4513740         $1,674               3%
   4516644         $1,651               5%
   4514142         $1,974               5%
   4516388         $2,111               5%
   4514868         $1,536               4%
   4514840         $1,381               4%
   4514848         $2,131               4%
   4513939          $445                1%
   4514469         $1,977               5%
   4513470         $3,725               5%
   4514823          $932                4%
   4516409         $3,246               5%
   4515855         $1,082               4%
   4513446         $1,358               4%
   4506034         $1,596               4%
   4506134         $3,059               5%
   4506184         $2,925               5%
   4506042         $1,632               5%
   4506257         $3,633               5%
   4506241         $4,766               5%
   4506402          $796                1%
   4506332         $1,824               5%

(C) 2004 The Murrayhill Company. All Rights Reserved.



Section Three
Loan-Level Report


Loan-Level Report Definitions



FICO(R) : Represents the borrower's credit score at the time of securitization/ origination.

Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.

Valuation: Represents what is believed to be the most accurate known value of a property based on Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing
Price Index (HPI) and a discount based on credit class.

Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated
REO marketing period.

Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.

Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:

        C The contractually due payment arrived on time.
        3 The contractually due payment had not arrived within thirty days.
        6 The contractually due payment had not arrived within sixty days.
        9 The contractually due payment had not arrived within ninety days.
        F The property is in the process of foreclosure.
        R The property is real estate owned (REO).
        0 The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

FFMLT 2004-FFA Loan-Level Report
Mortgage Data Through: May 31, 2004
Watchlist

State First Pmt. Valuation Method Orig. Orig Amount     OLTV
1st Lien Est. (Gain)/Loss Est. Liq. Date Delinquency
Loan Number FICO (R) Last Paid Dt. Current Value Current Bal
CLTV Comb. LTV MI Cert # Est. Severity Status
4506150AL 2/1/2003 Appraisal $88,500 $17,700 20.00%     $0
9/1/2005 C936
605 2/1/2004 11/18/2003 $89,000 $17,569 19.74% 19.74%     0.00%
Monitor
Default Reason:(Unknown)
7/9/2004 This loan was placed on the Watchlist because the status of the loan moved from current directly to 90-days delinquent. According to the servicer's system, the servicer received three payments as a result of non sufficient funds causing the delinquency to move from a current status to
90-days past due. As of 4/30/04, the senior lien balance was $70,293, and due for the 10/1/03 payment. The estimated payoff balance is $73,701. The senior lienholder would not release the status of the loan. A note entered in the servicer's system on 4/19/04 stated that the servicer stopped advancing on the loan; however, a note entered 4/20/04 stated that the loan was referred to foreclosure. Murrayhill asked the servicer to verify whether it is proceeding to foreclosure and the servicer responded that the loan was not in foreclosure.
4506178IN 2/1/2003 Appraisal $45,000 $10,000 22.22%  $0
10/1/2004 9999
604 10/1/2003 2/13/2004 $42,900 $9,974 23.24% 23.24%  0.00%
Monitor
Default Reason:(Unknown)
7/12/2004 Notes on the servicer's system stated this property is now valued at $47,500. The senior lien balance is $34,842 and this loan has an unpaid balance of $9,974. Comments in the servicer's system state this loan is currently being reviewed for charge off.
4506351IL 3/1/2003 Appraisal $80,000 $12,500 15.62%  $0
5/1/2005 9999
605 10/1/2003 3/1/2004 $60,000 $12,470 20.78% 20.78% 0.00%
Monitor - BK
Default Reason:(Unknown)
7/12/2004 The bankruptcy on this loan was discharged on 4/21/04 and notes on the servicer's system state the loan is being reviewed for charge off. Murrayhill will ask the servicer for the unpaid principal balance of the senior lien.
4506382CO 3/1/2003 Appraisal $201,800 $40,400 20.01%
$0 11/1/2004 6999
605 11/1/2003 11/5/2003 $195,000 $40,254 20.64%   20.64%
0.00% Monitor - BK
Default Reason:(Unknown)
7/12/2004 Notes on the servicer's system stated the bankruptcy was discharged on 3/22/04 and the servicer is now charging off this loan. The senior lien balance is $161,400 and this loan has an unpaid balance of
$40,254. The property was appraised at $195,000 on 11/5/03.



5 of 34
FFMLT 2004-FFA Loan-Level Report
Mortgage Data Through: May 31, 2004
Watchlist



State    First Pmt.   Valuation Method   Orig.   Orig Amount   OLTV
1st Lien Est. (Gain)/Loss Est. Liq. Date Delinquency
Loan Number FICO (C) Last Paid Dt. Current Value Current Bal
CLTV Comb. LTV MI Cert # Est. Severity   Status
4506960FL 10/1/2003 BPO $134,900         $27,000 20.01%
$107,900 R002292132 $26,9809/1/2004      6999
623 11/1/2003 3/11/2004 $60,000$26,98044.96% 224.80%99.92%
Monitor
Default Reason:Fire or Property Loss
7/9/2004 This loan was placed on the Watchlist because the reason for default was fire/property loss. Murrayhill asked the servicer the nature of the damages to the property and we are currently awaiting a response.
According to the servicer, a pool insurance claim was filed on this loan on
4/8/04. We have requested details regarding this insurance claim, as well as inquired as to whether or not a hazard insurance claim has been filed.
4507254NY 10/1/2003 BPO $56,000 $11,200 20.00% $44,800
R002279435 $7,349 2/1/2005 C369
694 1/1/2004 4/19/2004 $65,000 $11,178 17.19% 86.12%     65.61%
Monitor
Default Reason:(Unknown)
7/12/2004 No payments have posted since the securitization of this loan.
The servicer has filed a pool insurance claim for this loan in the amount of
$11,743.

4507488CA 10/1/2003 BPO $172,250          $34,45020.00%
$137,800 R002302432 $22,5348/1/2004       9999
691 10/1/2003 3/5/2004 $185,000           $34,43018.61%            93.09%
65.41% Monitor
Default Reason:(Unknown)
7/9/2004 Murrayhill had asked the servicer why this loan had a REO start date when it was a pool-insured loan. Also, a mortgage insurance claim should have been filed on the loan, rather than proceeding to REO. The servicer responded that the loan moved to an REO workstation while a claim was properly filed on the loan. The servicer stated they filed a mortgage insurance claim on 4/8/04. Murrayhill has requested a copy of the MI claim certificate and we are awaiting a response.
4507738FL 10/1/2003 BPO $166,000         $33,20020.00%
$132,800 R002300927 $30,65811/1/2004     3699
670 1/1/2004 3/11/2004 $169,000          $33,12919.60%            98.18%
92.34% Monitor
Default Reason:(Unknown)
7/12/2004 The only payment made to this loan was in January 2004. The servicer has filed a pool insurance claim for this loan in the amount of
$34,716. Murrayhill will ensure that all insurance proceeds are passed to the trust.
4508636OH 10/1/2003 Int. Est. $249,000 $49,800 20.00%
$199,200 R002317259 $49,73012/1/2004     C369
622 1/1/2004 3/31/2004 $189,240          $49,73026.27%
131.54%99.85% Monitor
Default Reason:(Unknown)
7/12/2004 A pool insurance claim was filed for this loan on 7/8/04 in the amount of $52,634. Murrayhill will ensure that all insurance proceeds are passed to the trust.

4508666TX 10/1/2003 Int. Est. $530,000 $106,000
20.00% $424,000 R002340781 $105,747  8/1/2004                 C369
703 1/1/2004 3/31/2004 $402,800      $105,747                 26.25%
131.51%99.76% Monitor
Default Reason:(Unknown)
7/12/2004 This loan has a unpaid principal balance of $105,747 and is
189 days delinquent, according to the servicer. A pool insurance claim has been filed for this loan in the amount of $110,535. Murrayhill will ensure that all mortgage insurance proceeds are passed to the trust.

6 of 34
FFMLT 2004-FFA Loan-Level Report
Mortgage Data Through: May 31, 2004
Watchlist


State First Pmt. Valuation Method Orig.   Orig Amount             OLTV
1st Lien Est. (Gain)/Loss Est. Liq. Date Delinquency
Loan Number FICO (R) Last Paid Dt. Current Value Current Bal
CLTV Comb. LTV MI Cert # Est. Severity  Status
4508953CA 9/1/2003 BPO $405,000        $80,000 19.75%
$324,000 R002335566 $32,47710/1/2004    6999
615 12/1/2003 3/9/2004 $449,000        $79,891 17.79%  89.95%
40.59% Monitor
Default Reason:(Unknown)
7/9/2004 According to the servicer, a pool insurance claim has been filed for this loan. Murrayhill has requested details regarding this insurance claim, including the actual claim filing date. We are awaiting a response.
4509436NJ 10/1/2003 BPO $360,000   $72,000 20.00%
$288,000 R002332217 $61,875 11/1/2004      9999
607 10/1/2003 2/3/2004 $368,000  $71,978 19.55%  97.82%
85.93% Monitor
Default Reason:(Unknown)
7/9/2004 This loan was included in a group of loans of which Murrayhill asked the servicer why this loan had an REO start date when it was a pool-insured loan. In addition, a mortgage insurance claim should have been filed on the loan, rather than proceeding to REO. The servicer responded the loan is moved to an REO workstation while a claim is properly filed on the loan. The servicer stated they filed a mortgage insurance claim on 4/8/04.
Murrayhill has requested a copy of the MI claim certificate and we are awaiting a response.
4509772CO 11/1/2003 Int. Est. $225,000 $42,00018.66%
$180,000 R002314196 $41,94110/1/2004 C369
645 1/1/2004 3/31/2004 $171,000    $41,941 24.52%
129.78%99.85% Monitor
Default Reason:(Unknown)
7/12/2004 No payments have been made toward this loan since it was securitized. The loan is now 189 days delinquent and the servicer has filed a pool insurance claim on the loan in the amount of $44,088. Murrayhill will ensure that all insurance proceeds are passed to the trust.
4510480CA 11/1/2003 BPO $228,000        $45,600 20.00%
$182,400 R002314120 $45,4765/1/2005     699C
644 4/1/2004 3/10/2004 $225,000         $45,476 20.21%
101.27%99.72% Monitor
Default Reason:Servicing Problems
7/9/2004 This loan has an REO start date indicating that the servicer was in the process of filing a pool insurance claim on the loan. The servicer moves loans that are 120 days delinquent into an REO workstation in order to properly file an insurance claim; however, this loan is now current.
Murrayhill will verify with the servicer as to the status of the loan and whether or not a pool insurance claim was filed.
4510494CA 11/1/2003 BPO $850,000      $170,000     20.00%
$680,000 R002344662 $102,388 12/1/2004 3699
733 12/1/2003 3/11/2004 $899,000      $169,788    18.88%
94.52% 60.22% Monitor
Default Reason:(Unknown)
7/9/2004 According to the servicer, a pool insurance claim has been filed on this loan. Murrayhill has requested details regarding this claim, including the claim filing date, and we are awaiting a response.


7 of 34
FFMLT 2004-FFA Loan-Level Report
Mortgage Data Through: May 31, 2004
Watchlist

State First Pmt. Valuation Method Orig. Orig Amount  OLTV
1st Lien Est. (Gain)/Loss Est. Liq. Date Delinquency
Loan Number FICO (C) Last Paid Dt. Current Value Current Bal
CLTV Comb. LTV MI Cert # Est. Severity Status
4510730FL 11/1/2003 BPO $220,000 $44,00020.00%
$176,000 R002312835 $42,4468/1/2004 9999
661 10/1/2003 1/26/2004 $220,000 $44,00020.00%
100.00%96.46% Monitor
Default Reason:(Unknown)
7/9/2004 Murrayhill had asked the servicer why this loan had an REO start date. It is a pool-insured loan and a mortgage insurance claim should have been filed on the loan, rather than proceeding to REO. The servicer responded the loan is moved to an REO workstation while a claim is properly filed on the loan. The servicer stated they filed a mortgage insurance claim on 4/8/04. Murrayhill has requested a copy of the MI claim certificate and we are awaiting a response.
4511206AZ 11/1/2003 BPO $552,900 $110,550    19.99%
$442,300 R002341339 $110,550  10/1/2004  9999
672 10/1/2003 1/30/2004 $525,000 $110,550  21.05%
105.30%100.00%Monitor
Default Reason:(Unknown)
7/9/2004 Murrayhill had asked the servicer why this loan had an REO start date when it was a pool-insured loan. A mortgage insurance claim should have been filed on the loan, rather than proceeding to REO. The servicer responded the loan is moved to an REO workstation while a claim is properly filed on the loan. The servicer stated they filed a mortgage insurance claim on 4/8/04. Murrayhill has requested a copy of the MI claim certificate and we are awaiting a response.
4511229TN 11/1/2003 BPO $70,000 $14,000 20.00% $56,000
R002280232 $13,9727/1/2005 C369
640 1/1/2004 4/19/2004 $63,000$13,972 22.17% 111.06% 99.79%
Monitor
Default Reason:(Unknown)
7/12/2004 No payment have posted to this account and the servicer has filed a pool insurance claim on the loan in the amount of $14,558. Murrayhill will monitor this loan to insure that all mortgage insurance proceeds are passed to the trust.
4511762CA 11/1/2003 BPO $165,000 $33,00020.00%
$132,000 R002300692 $33,0008/1/2004 9999
633 10/1/2003 1/28/2004 $149,000 $33,00022.14%
110.73%100.00%Monitor
Default Reason:(Unknown)
7/9/2004 This loan had an REO start date of 2/27/04. Murrayhill asked why this loan had an REO start date sincie it is a pool-insured loan and a mortgage insurance claim should have been filed on the loan, rather than proceeding to REO. The servicer responded the loan is moved to an REO workstation while a claim is properly filed on the loan. The servicer stated
they filed a mortgage insurance claim on 4/8/04. Murrayhill has requested a copy of the MI claim certificate and we are awaiting a response.
4512051FL 11/1/2003 BPO $850,000  $170,000        20.00%
$680,000 R002344654 $157,331  12/1/2004 3699
696 12/1/2003 3/11/2004 $840,000 $169,464       20.17%
101.12%92.54% Monitor
Default Reason:(Unknown)
7/9/2004 According to the servicer, a pool insurance claim has been filed on this loan. Murrayhill has requested details regarding this claim, including the claim filing date, and we are awaiting a response.


8 of  34
FFMLT 2004-FFA Loan-Level Report
Mortgage Data Through: May 31, 2004
Watchlist

State First Pmt. Valuation Method Orig.             Orig Amount   OLTV
1st Lien Est. (Gain)/Loss        Est. Liq. Date Delinquency
Loan Number FICO (C) Last Paid Dt. Current Value Current Bal
CLTV Comb. LTV MI Cert #    Est. Severity     Status
4512098IL 11/1/2003 Int. Est. $153,000 $30,600 20.00%
$122,400 R002297132 $30,5725/1/2005            3369
610 1/1/2004 3/31/2004    $116,280          $30,57226.29%
131.55%99.90% Monitor
Default Reason:Excessive Use of Credit
7/12/2004 A payment was posted to this loan in March; however, the
payment was not large enough to reinstate the loan.   A mortgage insurance
claim was filed on this loan on 7/8/04 in the amount of $32,458. Murrayhill will continue to monitor this loan and ensure that all insurance proceeds are passed to the trust.
4512540PA 10/1/2003 BPO     $153,500          $30,700 20.00%
$122,800 $30,635 2/1/2005    9999
612 11/1/2003 1/28/2004     $146,000          $30,635 20.98%
105.09%99.78% Monitor - BK
Default Reason:Excessive Use of Credit
6/8/2004 Murrayhill asked the servicer for the borrower's status under the bankruptcy plan and for the next post-petition due date if the plan is confirmed.

4512611NV 11/1/2003 BPO    $480,000          $96,000 0.00%
$384,000 R002339201 $0     6990
622 11/1/2003 3/10/2004    $535,000          $0 0.00%               71.77%
0.00% Monitor
Default Reason:(Unknown)
7/9/2004 This loan has now liquidated. According to the servicer, a pool insurance claim was filed for this loan on 4/8/04.  Murrayhill has requested a copy of the insurance claim and we are awaiting a response.
4513169OR 11/1/2003 BPO         $89,900 $17,950 19.96% $71,900
R002282276 $16,4608/1/2004      9999
609 10/1/2003 2/2/2004          $95,000 $17,950 18.89% 94.57%  91.70%
Monitor
Default Reason:(Unknown)
7/9/2004 Murrayhill had asked the servicer why this loan had an REO start date when it was a pool-insured loan. A mortgage insurance claim should have been filed on the loan, rather than proceeding to REO. The servicer responded the loan is moved to an REO workstation while a claim is properly filed on the loan. The servicer stated they filed a mortgage insurance claim on 4/8/04. Murrayhill has requested a copy of the MI claim certificate and we are awaiting a response.
4514567WA 12/1/2003 BPO        $845,000          $150,000               17.75%
$676,000 $28,85611/1/2004      C369
658 1/1/2004 4/12/2004         $950,000          $149,867               15.77%
86.93% 19.23% Monitor
Default Reason:Servicing Problems
7/9/2004 This loan was added to the Watchlist because the property value is between $900,000 and $1,000,000. It appears that no payments have been made. Murrayhill will ask the servicer for details regarding the status of this loan, including whether the servicer is preparing a payment plan for the borrower.
4514703CA 12/1/2003 Int. Est. $405,000 $81,000 20.00%
$324,000 R002423474 $80,883 1/1/2005    6936
679 2/1/2004 3/31/2004      $307,800   $80,883 26.27%


131.54% 99.85% Monitor
Default Reason:Servicing Problems
7/9/2004 This loan was added to the Watchlist because it was a first payment default. The borrower made a large payment in April to bring the loan from 90 days delinquent to 30 days delinquent; however, no payments have posted since the April payment. The loan is now 60 days delinquent.
Murrayhill will ask the servicer if they are working on a payment plan with the borrower.


9 of 34
FFMLT 2004-FFA Loan-Level Report
Mortgage Data Through: May 31, 2004
Watchlist

State First Pmt. Valuation Method  Orig.       Orig Amount OLTV
1st Lien  Est.(Gain)/Loss    Est. Liq. Date  Delinquency
Loan Number FICO (C)  Last Paid Dt.      Current Value  Current Bal
CLTV Comb. LTV MI Cert #           Est. Severity         Status
4515954OR 12/1/2003 BPO            $1,200,000            $200,000   16.66%
$840,000 R002416841 $199,891          10/1/2004            3699
652 12/1/2003 3/11/2004            $950,000              $199,891   21.04%
109.46%99.94% Monitor
Default Reason:Business Failure
7/9/2004 This property had an original appraisal value of $1,200,000.
It appears that no payments have been made toward this lien. Murrayhill will inquire with the servicer as to whether a workout strategy is pending as well as ensure that a pool insurance claim is filed in the appropriate timeframe, if necessary.
4516009MI 12/1/2003 Int. Est.     $127,000      $25,400 20.00%
$101,600 $25,40011/1/2004         6999
613 11/1/2003 3/31/2004           $96,520 $25,400 26.31%    131.57%
100.00%Monitor
Default Reason:Excessive Use of Credit
7/9/2004 This loan was added to the Watchlist because it was a first payment default. The loan has been rolling 90 days delinquent for three months and is not covered by the pool insurance in this security.  Murrayhill will ask the servicer if the borrower is currently on a payment plan of if a bankruptcy has been filed.

(c) 2004 The Murrayhill Company.   All Rights Reserved.

Section Four
Mortgage Insurance Report


FFMLT 2004-FFA
Executive Summary
June 2004

Transaction Summary

Closing Date:                     02/27/2004
Depositor:                        Structured Asset Securities Corporation
Trustee(s):                       La Salle Bank
Securities Administrator:         Wells Fargo
Master Servicer:                  Aurora Loan Services Master Servicing
Servicer(s):                      Chase Home Finance, Wells Fargo
Mortgage Insurer(s):              Radian Guaranty
Delinquency Reporting Method:     OTS1


Collateral Summary
                                               2
                       Closing Date   5/31/2004         5/31/2004 as a Percentage of
                                                           Closing Date

Collateral Balance     $562,018,211   $532,799,641          94.80%
Loan Count             11,412         10,914                95.64%


1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

                                          Exec Summary MI Claims
FFMLT 2004-FFA Insurance Claim Summary
Mortgage Data Through: May 31, 2004

Claim Payment Breakdown

# of Loans                                Dollar Amount
Claims Paid:                              0         $0.00
Claims Pending:                           17        $0.00
Claims Rescinded:                         0         $0.00
Claims Without Payment:0                            $0.00
Claims Denied:                            0         $0.00
Claims Withdrawn:                         0         $0.00

Age of Pending Claims

                                < 30 Days   30 Days      60 Days  90 Days  120 Days
150 Days 180 Days 210+ Days
Number of Pending Claims:       12           5            0        0        0
0           0         0


                                         Trustee MI Claims
FFMLT 2004-FFA Mortgage Insurance Claims
Mortgage Data Through: May 31, 2004
First Pmt. Current Valuation       OAV          Orig Amount           OLTV        MI
Cert # Claim File Dt                     Date Paid               Deliquency History
Loan Number Last Paid Dt. Method                                 CV           Current Bal           CLTV        MI Cov
% Est Claim Pmt             Amount Paid             Settlement Option
450676210/1/2003            BPO - 03/29/2004                     $150,000              $30,000
100.00%R002296429           4/8/2004                6999
Initial11/1/2003            $145,000                $29,978103.43%0.00%                $0
450696010/1/2003            BPO - 03/11/2004                     $134,900              $27,000
100.00%R002292132           4/8/2004                6999
Initial11/1/2003            $60,000$26,980224.80%0.00%                     $0
450782510/1/2003            BPO - 03/16/2004                     $175,000              $35,000
100.00%R002303064           5/31/2004               3699
Initial12/1/2003            $177,500                $34,94498.55%          0.00%       $0
450797510/1/2003            Int Est - 03/31/2004                 $157,500              $31,500
100.00%R002320074           5/31/2004               3699
Initial1/1/2004             $119,700                $31,461131.54%0.00%                $0
45089539/1/2003             BPO - 03/09/2004                     $405,000              $80,00099.75%
R002335566 5/31/2004 6999
Initial12/1/2003            $449,000                $79,89189.95%          0.00%       $0
450935810/1/2003            BPO - 03/10/2004                     $216,000              $43,200
100.00%R002312071           4/8/2004                6999
Initial11/1/2003            $235,000                $43,16991.90%          0.00%       $0
450947211/1/2003            BPO - 03/11/2004                     $70,000$14,000100.00%
R002280258 5/31/2004 3699
Initial12/1/2003            $69,000$13,981101.42%0.00%                     $0
450991911/1/2003            Int Est - 03/31/2004                 $200,000              $40,000
100.00%R002309311           5/31/2004               3699
Initial12/1/2003            $152,000                $39,973131.56%0.00%                $0
451049411/1/2003            BPO - 03/11/2004                     $850,000              $170,000
100.00%R002344662           5/31/2004               3699
Initial12/1/2003            $899,000                $169,788               94.52%      0.00%       $0
451060711/1/2003            BPO - 03/11/2004                     $180,250              $36,050
100.00%R002304769           4/8/2004                6999
Initial11/1/2003            $170,000                $36,033106.01%0.00%                $0
451202611/1/2003            BPO - 03/22/2004                     $133,000              $26,600
100.00%R002291746           5/31/2004               36C9
Initial12/1/2003            $95,000$26,575139.97%0.00%                     $0
451205111/1/2003            BPO - 03/11/2004                     $850,000              $170,000
100.00%R002344654           5/31/2004               3699
Initial12/1/2003            $840,000                $169,464               101.12%0.00%            $0
451261111/1/2003            BPO - 03/10/2004                     $480,000              $96,000
100.00%R002339201           4/8/2004                6990
Initial11/1/2003            $535,000                $0           71.77%    0.00%       $0
451271011/1/2003            BPO - 03/11/2004                     $500,000              $100,000
100.00%R002339984           5/31/2004               3699
Initial12/1/2003            $720,000                $99,87569.42%          0.00%       $0
451282511/1/2003            BPO - 03/12/2004                     $310,000              $62,000
100.00%R002326371           5/31/2004               3699
Initial12/1/2003            $325,000                $61,93795.36%          0.00%       $0


FFMLT 2004-FFA Mortgage Insurance Claims
Mortgage Data Through: May 31, 2004
First Pmt. Current Valuation                                     OAV       Orig Amount             OLTV         MI
Cert # Claim File Dt                     Date Paid               Deliquency History
Loan Number Last Paid Dt. Method                                 CV        Current Bal             CLTV         MI Cov
% Est Claim Pmt                          Amount Paid             Settlement Option
451318911/1/2003                         BPO - 03/15/2004                  $187,000                $37,400
100.00%R002306274                        5/31/2004               3699
Initial12/1/2003                         $175,000                $37,370106.84%0.00%               $0
451319511/1/2003                         BPO - 03/12/2004                  $499,674                $99,90099.98%
R002339861 5/31/2004 3699
Initial12/1/2003                         $565,000                $99,78288.40% 0.00%               $0


(C) 2004 The Murrayhill Company.                       All Rights Reserved.


Section Five
Analytics


FFMLT 2004-FFA FICO Distribution by Status
FICO is a registered trademark of Fair Isaac Corporation
Mortgage Data Through: May 31, 2004
FICO             Delinquency             Percentage
600              Current                 0.052
600              Delinquent              0.177
600              Paid Off                0.086
610              Current                 0.079
610              Delinquent              0.24
610              Paid Off                0.082
620              Current                 0.083
620              Delinquent              0.114
620              Paid Off                0.06
630              Current                 0.081
630              Delinquent              0.091
630              Paid Off                0.058
640              Current                 0.089
640              Delinquent              0.097
640              Paid Off                0.084
650              Current                 0.096
650              Delinquent              0.029
650              Paid Off                0.086
660              Current                 0.082
660              Delinquent              0.057
660              Paid Off                0.08
670              Current                 0.074
670              Delinquent              0.069
670              Paid Off                0.084
680              Current                 0.062
680              Delinquent              0.029
680              Paid Off                0.056
690              Current                 0.052
690              Delinquent              0.046
690              Paid Off                0.06
700              Current                 0.046
700              Delinquent              0.017
700              Paid Off                0.048
710              Current                 0.041
710              Delinquent              0.006
710              Paid Off                0.054
720              Current                 0.035
720              Delinquent              0.006
720              Paid Off                0.034
730              Current                 0.026
730              Delinquent              0.011
730              Paid Off                0.028
740              Current                 0.026
740              Delinquent              0.006
740              Paid Off                0.022
750              Current                 0.022
750              Delinquent              0.006
750              Paid Off                0.022
760              Current                 0.018
760              Paid Off                0.014
770              Current                 0.015
770              Paid Off                0.022
780              Current                 0.01
780              Paid Off                0.01
790              Current                 0.007
800              Current                 0.003
800              Paid Off                0.004
810              Current                 0.001
810              Paid Off                0.002
820              Current                 0

Status            # of Loans           AverageStd. Deviation

Current 10,739      665       46.248
Delinquent          175       633          33.249
Paid Off            498       665          46.876
Total: 11,412



                                                    Balance
FFMLT 2004-FFA Balance Distribution by Status

Mortgage Data Through: May 31, 2004
Balance            Delinquency         Percentage
10000              Current               0.026
10000              Delinquent            0.063
20000              Delinquent            0.166
20000              Current               0.151
30000              Current               0.221
30000              Delinquent            0.28
40000              Delinquent            0.143
40000              Current               0.157
50000              Current               0.122
50000              Delinquent            0.109
60000              Delinquent            0.074
60000              Current               0.099
70000              Current               0.074
70000              Delinquent            0.023
80000              Current               0.049
80000              Delinquent            0.034
90000              Current               0.03
90000              Delinquent            0.006
100000             Delinquent            0.011
100000             Current               0.02
110000             Current               0.014
110000             Delinquent            0.023
120000             Delinquent            0.006
120000             Current               0.012
130000             Current               0.007
130000             Delinquent            0.017
140000             Delinquent            0.006
140000             Current               0.005
150000             Current               0.004
150000             Delinquent            0.011
160000             Current               0.001
160000             Delinquent            0.006
170000             Delinquent            0.017
170000             Current               0.003
180000             Current               0
190000             Current               0.001
200000             Delinquent            0.006
200000             Current               0.001
210000             Current               0
220000             Current               0
230000             Current               0
250000             Current               0.001
270000             Current               0
300000             Current               0

Status          # of Loans            Average              Std. Deviation
Current         10,739                48,851.28               28,974.89
Delinquent      175                   46,775.67               35,719.04
Total:          10,914


FFMLT 2004-FFA Loan-to-Value Distribution by Status

Mortgage Data Through: May 31, 2004
LTV                Delinquency           Percentage
0                  Current               0.001
0                  Paid Off              0.002
0.1                Current               0.029
0.1                Paid Off              0.06
0.1                Delinquent            0.006
0.2                Current               0.955
0.2                Paid Off              0.92
0.2                Delinquent            0.989
0.3                Paid Off              0.018
0.3                Delinquent            0.006
0.3                Current               0.015

Status             # of Loans         Average            Std. Deviation
Current            10,739             0.995              0.021
Delinquent         175                0.997              0.013
Paid Off           498                0.99               0.031
Total:             11,412

FFMLT 2004-FFA Mortgage Purpose Distribution
Mortgage Data through: May 31, 2004

Origination Statistics          Current Loans                          Delinquent
Loans Paid Off Loans
Number of Loans: 11,412         Number of Loans:        10,739         Number of
Loans: 175 Number of Loans:     498

Category                    CashOutRefinance      Purchase      RateTermRefinance
HomeImprovementOther
Current                     901                   9579          258
0                           1
Delinquent                  16                    153           6
0                           0
Origination                 975                   10164         272
0                           1
Paid Off                    58                    432           8
0                           0



Purpose                    Number        Percentage
Cash-out refinance         975           8.5%
Purchase                   10,164        89.1%
Rate/term                  272           2.4%
Home                       0             0.0%
Other                      1             0.0%
Total                      11,412        100%

Purpose                    Number        Percentage
Cash-out refinance         901           8.4%
Purchase                   9,579         89.2%
Rate/term                  258           2.4%
Home                       0             0.0%
Other                      1             0.0%
Total                      10,739        100%

Purpose                    Number        Percentage
Cash-out refinance         16            9.1%
Purchase                   153           87.4%
Rate/term                  6             3.4%
Home                       0             0.0%
Other                      0             0.0%
Total                      175           100%

Purpose                    Number        Percentage
Cash-out refinance         58            11.6%
Purchase                   432           86.7%
Rate/term                  8             1.6%
Home                       0             0.0%
Other                      0             0.0%
Total                      498           100%


FFMLT 2004-FFA Mortgage Term Distribution by Status

Mortgage Data Through: May 31, 2004
Mortgage Term                Delinquency                        Percentage
120                          Current                            0.002
120                          Paid Off                           0.002
120                          Delinquent                         0.006
180                          Current                            0.161
180                          Paid Off                           0.149
180                          Delinquent                         0.223
240                          Paid Off                           0.849
240                          Delinquent                         0.771
240                          Current                            0.837

# of Loans                   Other 120             180          240         360
11,412                       0 20                  1,844        9,548       0


FFMLT 2004-FFA Mortgage Type Distribution by Status

Mortgage Data Through: May 31, 2004
Mortgage Type     Delinquency           Percentage
Investment Home   Current               0.001
Primary Home      Current               0.998
Primary Home      Delinquent            1
Primary Home      Paid Off              0.996
Second Home       Current               0.001
Second Home       Paid Off              0.004

Mortgage Type    Loan Count    Total Balance     Avg. Balance    Std. Deviation
Fixed            11,412        532,799,640.87    46,687.67       30,149.93
Total:           11,412        532,799,640.87


FFMLT 2004-FFA Ownership Distribution by Status
Mortgage Data Through: May 31, 2004
Ownership Type                Delinquency          Percentage
Investment Home               Current              0.001
Primary Home                  Current              0.998
Primary Home                  Delinquent           1
Primary Home                  Paid Off             0.996
Second Home                   Current              0.001
Second Home                   Paid Off             0.004

Title # of Loans
Investment Home10
Primary Home                  11,384
Second Home                   18
Total: 11,412
                                        theMurrayhillcompany
FFMLT 2004-FFA Delinquent Count Over Time
Mortgage Data Through: May 31, 2004



                               Total Count in Status
As Of Date    30 Days          60 Days            90 Days          Foreclosure           REO
5/31/2004     81               36                 58               0                     0
4/30/2004     60               27                 40               1                     0
3/31/2004     57               48                 25               0                     0
2/29/2004     57               15                 9                0                     0


                                        theMurrayhillcompany
FFMLT 2004-FFA Delinquent Balance Over Time
Mortgage Data Through: May 31, 2004


                                         Total Balance in Status
As Of Date           30 Days             60 Days             90 Days           Foreclosure           REO
5/31/2004       $    3,438,028       $   1,515,564      $    3,232,151      $  -                $      -
4/30/2004       $    2,567,220       $   1,447,235      $    2,191,088      $  63,780           $      -
3/31/2004       $    2,467,016       $   2,392,409      $    1,009,316      $  -                $      -
2/29/2004       $    2,746,841       $   696,760        $    365,020        $  -                $      -


CPR
FFMLT 2004-FFA Conditional Prepayment Rates
Mortgage Data Through: May 31, 2004


Date           Distribution Date       CPR          3-Month MA
6-Month MA     12-Month MA
31-May-04      25-Jun-04               19.88%
30-Apr-04      25-May-04               19.98%
31-Mar-04      25-Apr-04               13.17%



FFMLT 2004-FFA Historical SDA Performance
Mortgage Data Through: May 31, 2004


            Weighted      Monthly
Date        Average Age    Default Amt               Default Rate          CDR (F-R)
SDA Curve   SDA %
29-Feb-04   5.23           $0         0.00%          0.00%      0.10%      0%
31-Mar-04   6.22           $0         0.00%          0.00%      0.12%      0%
30-Apr-04   7.21           $0         0.00%          0.00%      0.14%      0%
31-May-04   8.21           $0         0.00%          0.00%      0.16%      0%

Averages:   6.72           $0         0.00%          0.00%      0.13%      0%


(C) 2004 The Murrayhill Company.     All Rights Reserved.

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